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                                                                EXHIBIT 10.20(b)



                   FIRST AMENDMENT TO LOAN PURCHASE AGREEMENT


     This FIRST AMENDMENT TO LOAN PURCHASE AGREEMENT (this "AMENDMENT") is dated as of December 14, 1995 and is entered into by and among CENTREX CAPITAL AUTOMOBILE ASSETS (NUMBER TWO), INC., a Delaware corporation, as seller (the "SELLER"), OXFORD RESOURCES CORP., a New York corporation ("OXFORD"), as servicer, THE BANK OF NEW YORK, a New York banking corporation ("BONY"), as custodian and standby servicer, CLIPPER RECEIVABLES CORPORATION, a Delaware corporation, as purchaser (the "PURCHASER"), STATE STREET BOSTON CAPITAL CORPORATION, a Massachusetts corporation ("STATE STREET CAPITAL"), as administrator for the Purchaser (the "ADMINISTRATOR"), and STATE STREET BANK AND TRUST COMPANY, a bank organized under the laws of the Commonwealth of Massachusetts ("STATE STREET BANK"), as relationship bank for the Purchaser.

                              W I T N E S S E T H:

     WHEREAS, the parties hereto have entered into a certain Loan Purchase Agreement, dated as of March 31, 1995 (the "LOAN PURCHASE AGREEMENT"), pursuant to which the Seller agreed to sell to the Purchaser certain receivables and related assets; and

     WHEREAS, the parties desire to amend the Loan Purchase Agreement as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Loan Purchase Agreement as amended hereby and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. TERMS. All capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Loan Purchase Agreement.

2. AMENDMENTS TO LOAN PURCHASE AGREEMENT. Effective as of the date the conditions set forth in SECTION 4 hereof are met, the Loan Purchase Agreement is hereby amended as follows:

     2.1 AMENDMENTS TO DEFINITIONS. (a) The definition of "Excess Yield Percentage" set forth in Section 1.1 of the Loan Purchase Agreement is hereby amended by adding the following new sentence at the end of such definition:





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          Notwithstanding any other provision of this Agreement, the calculation of the Excess Yield Percentage will not include amounts described above with respect to any Loan Tranche (and for purposes of CLAUSE (b) of the definition of "Allocation Trigger", no Excess Yield Percentage shall be calculated or included in the calculation of any average Excess Yield Percentage with respect to such Loan Tranche) for any Collection Period beginning before the date of the purchase of such Loan Tranche hereunder.

     (b) The definition of "Servicing Rate" set forth in Section 1.1 of the Loan Purchase Agreement is hereby amended in its entirety to read as follows:

          "SERVICING RATE" means 1.00% per annum.

     2.2 AMENDMENT TO SECTION 2.6. Clause (xxvii) of Section 2.6 of the Loan Purchase Agreement is hereby amended in its entirety to read as follows:

          (xxvii) CONCENTRATION LIMITS. After giving effect to the transfer of such Receivables to the Purchaser, the aggregate Principal Balance of all Receivables included in the Purchased Assets (other than Repurchased Receivables and Defaulted Receivables) (A) owed by Obligors resident in any one state would not exceed 40% of the Pool Balance, (B) classified as "Blue" in accordance with the Credit Policy would not exceed 15% of the Pool Balance, (C) arising from sales of Financed Vehicles previously leased by an Originator would not exceed 20% of the Pool Balance, (D) having a final scheduled payment date later than 66 months after the Closing Date or Subsequent Transfer Date, as applicable, would not exceed 45% of the Pool Balance, or (E) owed by Obligors under the Originators' balloon note financing program would not exceed 15% of the Pool Balance.

     2.3 AMENDMENT TO SECTION 10.1(xiv). Clause (xiv) of Section 10.1 of the Loan Purchase Agreement is hereby amended in its entirety to read as follows:

          (xiv) Oxford's shareholders' equity (as determined in accordance with GAAP) shall be less than $55,000,000 at the end of any fiscal quarter and shall remain less than $55,000,000 for more than 30 days after the end of such fiscal quarter; or

3. REPRESENTATIONS AND WARRANTIES. The Seller and Oxford each represents and warrants that the representations and warranties of such party contained in Sections 7.1 and 8.1 of the Loan Purchase Agreement are correct in all material respects on and as of the


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effective date hereof as though made on and as of the date hereof and the Seller and Oxford hereby reaffirm such representations and warranties.

4. CONDITIONS PRECEDENT. The enforceability of this Amendment shall be subject to the satisfaction of the following conditions precedent:

     4.1 THIS AMENDMENT. The Administrator shall have received an original counterpart (or counterparts) of this Amendment executed and delivered by a duly authorized officer of each of the Seller, Oxford, BONY, the Purchaser, the Administrator and State Street Bank, or other evidence satisfactory to the Administrator of the execution and delivery of this Amendment by such parties.

     4.2 AMENDMENT TO CONTRIBUTION AGREEMENT. The Administrator shall have received an original counterpart of the First Amendment to Contribution Agreement (in the form attached hereto as ATTACHMENT A) executed and delivered by a duly authorized officer of each of the parties thereto.

     4.3 ACKNOWLEDGMENT AND CONSENT. The Administrator shall have received the written acknowledgment of and consent to this Amendment from each of the Liquidity Banks.

     4.4 CREDIT BANK APPROVAL. The Administrator shall have received written approval of this Amendment from State Street Bank and Trust Company, as Credit Bank under the Credit Agreement.

     4.5 REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in SECTION 3 above shall be true and correct in all material respects (and Seller and Oxford, as applicable, in the absence of notice to the Administrator to the contrary, shall be deemed to so certify).

     4.6 CONFIRMATION OF RATING. Each of Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. shall have confirmed (in writing or, in the case of S&P, orally) the rating of the Commercial Paper Notes or waived (in writing or, in the case of S&P, orally) such requirement of confirmation.

5. CONSENT TO CONTRIBUTION AGREEMENT AMENDMENT. The Purchaser and the Administrator, by their signatures hereto, hereby acknowledge and consent to the First Amendment to Contribution Agreement in the form attached hereto as ATTACHMENT A.

6. AMENDMENT TO CREDIT POLICIES. Oxford, by its signature hereto, hereby agrees to cause each applicable Originator to amend


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its Credit Policy solely to include the parameters applicable to the
Originators' balloon note financing program, as delivered to the Administrator prior to the date hereof. The Purchaser, the Administrator and State Street Bank, by their signatures hereto, hereby consent to such amendments to the Credit Policies.

7.   MISCELLANEOUS.

     7.1 EFFECTIVENESS OF THE LOAN PURCHASE AGREEMENT. The Loan Purchase Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects, and shall remain in full force and effect.

     7.2 GOVERNING LAW. This Amendment, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the internal laws of the State of New York without reference to principles of conflicts of law.

     7.3 REFERENCE TO AND EFFECT ON LOAN PURCHASE AGREEMENT. Upon the effectiveness of this Amendment in accordance with SECTION 4 hereof,
     (i) this Amendment shall be part of the Loan Purchase Agreement, (ii) each reference in the Loan Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Loan Purchase Agreement, as amended by this Amendment, and
     (iii) each reference to the Loan Purchase Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Purchase Agreement shall mean and be a reference to the Loan Purchase Agreement, as amended by this Amendment.

     7.4 HEADINGS. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

     7.5 COUNTERPARTS; EXPENSES. This Amendment may be executed in any number of counterparts, and by the different parties on separate counterparts, each of which shall constitute an original and all of which when taken
     together shall constitute one and the same agreement.   Oxford hereby
     agrees to pay, or reimburse the parties hereto, upon demand, for any and all costs and expenses, including reasonable attorneys' fees and expenses, incurred by the parties hereto in connection with this Amendment.


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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                   CENTREX CAPITAL AUTOMOBILE
                                   ASSETS (NUMBER TWO), INC.,
                                      as Seller


                                   By: /s/ Peter I. Cavallaro
                                      ---------------------------
                                   Name: Peter I. Cavallaro
                                   Title: Vice President

                                   270 South Service Road
                                   Melville, New York 11747
                                   Facsimile:  (516) 777-8440
                                   Attention:  President



                                   OXFORD RESOURCES CORP.,
                                      as Servicer


                                   By: /s/ Robert B. Kay
                                      ---------------------------
                                   Name: Robert B. Kay
                                   Title: Senior Vice President

                                   270 South Service Road
                                   Melville, New York 11747
                                   Facsimile:  (516) 777-8440
                                   Attention:  President



                                   THE BANK OF NEW YORK,
                                      as Custodian and Standby
                                      Servicer


                                   By: /s/ Patricia M.F. Russo
                                      --------------------------
                                   Name: Patricia M.F. Russo

                                   101 Barclay Street
                                   New York, New York 10286
                                   Facsimile:  (212) 815-5999
                                   Attention:  Patricia M.F. Russo


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                                   CLIPPER RECEIVABLES CORPORATION,
                                      as Purchaser


                                   By: /s/ Frederick M. Ramos II
                                       --------------------------
                                   Name: Frederick M. Ramos II
                                   Title: Vice President

                                   P.O. Box 4024
                                   Boston, Massachusetts 02101
                                   Facsimile: (617) 951-7050
                                   Attention:  R. Douglas Donaldson



                                   STATE STREET BOSTON CAPITAL
                                      CORPORATION, as Administrator


                                   By: /s/ S. Sean Chen
                                      ---------------------------
                                   Name:  S. Sean Chen
                                   Title:  Vice President

                                   225 Franklin Street
                                   Boston, Massachusetts 02110
                                   Facsimile:  (617) 350-4020
                                   Attention:  Clipper Department



                                   STATE STREET BANK AND TRUST
                                      COMPANY, as Relationship Bank


                                   By: /s/ Frederick M. Ramos II
                                      -----------------------------
                                   Name:  Frederick M. Ramos II
                                   Title:  Vice President

                                   225 Franklin Street
                                   Boston, Massachusetts 02110
                                   Facsimile:  (617) 695-9232
                                   Attention:  Clipper Department








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